Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      ZYGO CORPORATION (ZIGO)

Designated Filer:            MAK Capital One LLC

Other Joint Filers:          MAK Capital Fund LP (the "MAK Capital Fund");
                             MAK-ro Capital Master Fund LP (the "Master Fund");
                             MAK-ro Asset Management LP ("MAM");
                             Michael A. Kaufman;
                             Paloma International L.P. ("Paloma"); and
                             S. Donald Sussman

Addresses:                   The address of each of MAK Capital Fund, MAM
                             and Mr. Kaufman is 590 Madison Ave, 9th Floor,
                             New York, New York 10022.

                             The address of the Master Fund is c/o Dundee Leeds Management Services Ltd., 129 Front Street, Hamilton, Bermuda HM12.

                             The address of Paloma is Two American Lane,
                             Greenwich, Connecticut 06836.

                             The address of Mr. Sussman is
                             6100 Red Hook Quarter, 18B,
                             Suites C, 1-6, St. Thomas,
                             United States Virgin Islands 00802.


Signatures:


Dated:  January 11, 2010

                          MAK CAPITAL FUND LP
                          By: MAK GP LLC, as General Partner


                              By: /s/ Michael A. Kaufman
                                  ----------------------
                                      Michael A. Kaufman,
                                      Managing Member


                          MAK-ro CAPITAL MASTER FUND LP


                          By: /s/ Michael A. Kaufman
                              ----------------------
                                  Michael A. Kaufman,
                                  President


                          MAK-ro ASSET MANAGEMENT LP


                          By: /s/ Michael A. Kaufman
                              ----------------------
                                  Michael A. Kaufman
                                  Managing Member of GP


                          /s/ Michael A. Kaufman
                          ----------------------
                              Michael A. Kaufman

                          PALOMA INTERNATIONAL L.P.
                          By: Paloma Partners Company L.L.C., general partner


                              By: /s/ Michael J. Berner
                                  ---------------------
                                      Michael J. Berner,
                                      Vice President


                          S. DONALD SUSSMAN


                              By: /s/ Michael J. Berner
                                  ---------------------
                                      Michael J. Berner,
                                      Attorney-in-Fact

                                POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints each of Michael J. Berner and Douglas W. Ambrose as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of May 9, 2006.

/s/  S. Donald Sussman
----------------------
     S. Donald Sussman


                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD ss.:


         On May 9, 2006, before me, the undersigned personally appeared, S. Donald Sussman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                     /s/  Diane R. Erickson
                                     ----------------------
                                     Diane R. Erickson, Notary Public
                                     (signature and office of individual taking
                                     acknowledgement)